WINDTREE
THERAPEUTICS™



Investor Conference Call
October 25, 2016

NASDAQ:WINT

Forward Looking Statement

To the extent that statements in this presentation are not strictly historical, including statements about the Company's business strategy, outlook, objectives, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company's product development, or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this presentation are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. These risks are further described in the Company's periodic filings with the Securities and Exchange Commission (SEC), including the most recent reports on Forms 10-K, 8-K and 10-Q, and any amendments thereto ("Company Filings").

This presentation under no circumstances shall be construed as an offer to sell or as a solicitation of an offer to buy any of the Company's securities. In addition, the information presented in this deck is qualified in its entirety by the Company Filings. The reader is encouraged to refer to the Company Filings for a fuller discussion of the matters presented here.

Focus on Execution for Value Creation



Milestone
Phase 2a results in 29-34wk GA (Completed)
Lung Deposition Study results
Phase 2a results in 26-28wk GA
Phase 2b results
End of phase 2 FDA & regulatory meetings
Initiate priority life cycle studies
Initiate RDS phase 3
2016
2017
2018
Transaction / Strategic Partnership
Deliver positive phase 2 results
Position Company as "phase 3 ready"
• Device development
• Regulatory strategy
• Commercial / access needs reflected in development
• Manufacturing efficiency and scale
Effectively manage cash
Strategic Path

WINDTREE THERAPEUTICS

Agenda

- Lung Deposition Study in Non-Human Primates
- AEROSURF® Phase 2a Study (26-28 week gestational age) Update
- AEROSURF Phase 2b Study Update
- Financial Update
- Summary

Lung Deposition Study in Non-Human Primates



Pulmonary Drug Delivery Through Inhalation

Pulmonary drug delivery through inhalation can be very advantageous but comes with significant challenges:

- Creating the appropriate particle size and aerosol concentration
- Producing consistent drug output from the aerosol device
- Delivering the drug through the patient's anatomy and other breathing apparatus
- Delivering the drug in different breathing characteristics

Aerosolizing surfactant has been a particularly daunting task

- Currently available liquid surfactants are generally effective for treating RDS but are administered via invasive intubation, which increases the risk of serious complications – thus the pursuit for a noninvasive approach
- Surfactant characteristics make it a particularly challenging substance to aerosolize due to:
  - High viscosity; tendency to foam and bubble
  - The need to avoid clogging or obstruction in the delivery system
  - The need to deliver an adequate dose in the right particle size in a reasonable amount of time
- Many have tried but there has been little success in aerosolizing surfactants and there are no commercially available devices
- Given the characteristics of RDS and of premature infants, as well as the heightened need for efficacy and safety in this fragile patient population, the performance standard is high

Windtree's Proprietary Aerosol Delivery System (ADS) is a Novel Approach


Drug pumped through capillary
Capillary
Aerosol
Energy input

- Delivering surfactant under pressure through a heated capillary has been shown to successfully create a consistent, controllable aerosol with particle sizes appropriate for distal lung delivery in volumes that are clinically relevant
- KL4 surfactant has been shown to retain its physicochemical properties after aerosolization using this process
- Windtree holds exclusive patent rights covering this unique ADS technology

WINDTREE THERAPEUTICS

Aerosol Delivery System (ADS) Performance is Different

ADS technology provides better output rate

Aerosol output rate



Output with Saline (mL/minute)
mL/minute
1.2
0.8
0.4
0.0
1.20
0.73
0.51
0.44
0.26
0.20
0.18
CAG
Pari eFlow Rapid
Aeroneb Pro
AirSep Mystique
Omron NE-U22
Trudell AeroEclipse
PARI LC Star



Output with KL_4 Surfactant (30mg TPL/mL)
mL/minute
1.2
0.8
0.4
0.0
1.20
0.19
0.10
0.04
0.02
0.01
0.01
CAG
Pari eFlow Rapid
Aeroneb Pro
PARI LC Star
Trudell AeroEclipse
Omron NE-U22
AirSep Mystique

Saline output of ADS technology is close to double the next best technology tested

KL_4 surfactant output of ADS technology is six times the next best technology tested

Additionally, unlike other available aerosolization technologies, the ADS technology delivers a consistent surfactant output minute by minute, device after device

WINDTREE THERAPEUTICS

Source: Windtree - Data on file.

Aerosol Delivery System (ADS) Technology Delivers Optimal Particle Size



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Cumulative Particle Distribution
CAG
Alternate Nebulizer
0.1
1
2
3
4
5
10
Particle Size (diameter, in µm)

ADS system produces more particles in the optimal 1 to 3µm range than a commercially available vibrating mesh nebulizer

- ADS aerosol particle size optimized for lung delivery deposition: MMD = 2.8µm
- Comparator nebulizer aerosol particle size larger (MMD = 4.6µm)
- Larger particles more likely to impact before getting to the distal airway

Aerosol Delivery System
Summary

Aerosol Delivery System allows for a very well controlled and consistent KL_4 surfactant delivery system:

- *High output*
- *Pre- and post-aerosolization characteristics of KL_4 surfactant are comparable*
- *Consistent output rate and particle size from device to device*
- *Consistent of output rate and particle size throughout the dosing period*



Controlled and reproducible experience

A solid platform for life-cycle advancements

WINDTREE THERAPEUTICS

Noninvasive Surfactant Delivery in the AEROSURF® 2a Clinical Trial

Phase 2a Clinical Trial (29 to 34 wk GA)

Initial Physiological and Efficacy Data Summary

- AEROSURF produces clinical and physiological changes that are expected with surfactant therapy
- AEROSURF may reduce the rate of nCPAP failure as well as prolong the time to nCPAP failure, providing initial clinical evidence suggesting that AEROSURF is getting into the lungs where it needs to act
- The safety and tolerability profile of AEROSURF was generally comparable to the control group



nCPAP Failure at 72 Hours
60%
50%
40%
30%
20%
10%
0%
Percent failed
53%
49%
relative
reduction
27%
nCPAP only
45 & 60 min. dose
Treatment Group

WINDTREE THERAPEUTICS

Objective: Obtain Direct Evidence of Successful KL4 Surfactant Delivery Using the Aerosol Delivery System (ADS)

Can we demonstrate that aerosolized KL4 surfactant is actually getting into the lung?

Rationale:

- Use of non-human primates (cynomolgus macaques)
  - Nose, throat, & lung anatomy comparable to infants
  - Respiratory function similar to preterm infants
  - Lightly anesthetized, spontaneously breathing via nasal cannula
- Use of technetium-99m
  - Capture images using gamma scintigraphy
  - Short radioactive half-life: does not require sacrifice and allows for re-use
- Ability to deliver aerosolized KL4 surfactant via nCPAP using the ADS

Lung Deposition Study
Protocol Summary

- *In vitro* studies performed to validate that admixed technetium-99m (^{99m}Tc) travels with the aerosolized KL_4 surfactant in a measurable and consistent manner
- Radiolabeled KL_4 surfactant aerosolized using Aerosol Delivery System (ADS), delivered via nasal cannula in 3-10 min exposures
- Radiolabeled KL_4 surfactant inhaled from a nCPAP circuit (3 L/min aerosol flow & 3 L/min CPAP flow) by 3 cynomolgus macaques
- Measured total & regional pulmonary deposition by a series of gamma images
  - Acquisition of a 2-D planar image followed immediately by a 3-D SPECT image, then a repeat second planar image
  - Images analyzed to determine the pulmonary & extra pulmonary (nasal, throat, trachea and stomach) deposition
  - SPECT data used to determine regional lung deposition using a quantitative model

Lung Deposition Study - Distribution Information

nCPAP: NHP-3 Gamma Images


Planar 1
SPECT
Planar 2

Scintigraphy provided qualitative images indicating wide spread distribution throughout entire lung

WINDTREE THERAPEUTICS

Lung Deposition Study – Quantitative Analysis of Distribution

Model divides the lung into 10 equal volume shells


Shell Number



Transverse view



Coronal view



Sagittal view

Fleming et al, J Aerosol Med Pulm Drug Del. 2012; 25(Suppl 1) S29-S51

Lung Deposition Study – Quantitative Analysis of Distribution

Total Deposition Across 10 Equal Shells



16
14
12
10
8
6
4
2
0
Lung Deposition (%)
1
2
3
4
5
6
7
8
9
10
Shell Number

Distribution of drug observed across all areas of the lung after a 3 to 10 min exposure

WINDTREE THERAPEUTICS

Lung Deposition Study – Quantitative Analysis of Distribution

Total Deposition By Inner and Outer Shell



60.0
50.0
40.0
30.0
20.0
10.0
0.0
Total Lung Deposition (%)
52%
48%
Generally uniform distribution of drug observed between the inner half (5 shells) of the lung and the outer half
Inner
Outer
Shells

Lung Deposition Study
Summary

- The portion of aerosolized KL_4 surfactant, delivered to the lungs using the Aerosol Delivery System (ADS) via nCPAP, is deposited throughout the lungs of NHPs within a few minutes
- The aerosol is observed to be homogeneously deposited in all regions of the lungs
- These results are complemented by the clinical evidence seen in our 2a trial in premature infants 29 to 34 weeks gestational age
- This study, along with other testing and studies, should serve as a validation of our ADS ability to effectively aerosolize and deliver KL_4 surfactant



Windtree as a Platform Company



KL4 surfactant + the innovative Aerosol Delivery System (ADS) technology enable a platform strategy that could enable potential prevention / protection, treatment, and delivery of therapeutics in an array of diseases

Program	Stage	Program Focus	Potential Application
RDS	Phase 2b		
ALI - Radiation	Preclinical development	Prevention of acute & chronic changes (fibrotic)	Metastatic Breast & Lung Rad.Onc; Biodefense
ALI - Viral	Preclinical	Mitigate lung injury, prevent vent. / ECMO	SARS, H1N1, MERS, Viral pneumo (peds), etc.
ALI - Chemical	Preclinical	Mitigate lung injury, prevent vent. / ECMO	Defense, industrial
Drug Delivery	Preclinical	Better delivery drugs to lungs / higher concentration	Antivirals, Antibiotics, chemo agents, anti-fibrotic...

Planned Assessment & Prioritization in Q4'16

- Cystic Fibrosis
- ECMO Liberation
- Post Surgical Adhesion
- COPD
- Acute Asthma
- Severe Pneumonia
- Chronic Sinusitis
- Lung Transplant

+ Others?

RDS Clinical Program Update



AEROSURF® Fast Track Designation

- In September 2016, Windtree announced that it had received a Fast Track designation by the FDA for its AEROSURF RDS program
- The Fast Track program was created by the FDA to facilitate the development and expedite the review of new drugs that are intended to treat serious or life-threatening conditions that demonstrate the potential to address an unmet medical needs
  - benefit from more frequent communications and meetings with FDA to review the drug's development plan
  - may qualify for priority review to expedite the FDA review process, if relevant criteria are met
- This designation underscores the significant need to reduce the use of invasive intubation and mechanical ventilation, which are currently required to administer life-saving surfactant therapy to premature infants with RDS

RDS Development Program

- Phase 2a 29-34 week gestational age (GA), 80 patients - completed
- Phase 2b 29-32 week GA, up to 240 patients - ongoing
- Phase 2a 26-28 week GA, up to 64 patients - ongoing
- Lung Deposition Study - completed

Rationale for Separate Phase 2a Study in 26-28 week GA

Gestational age (GA) has an important influence on many factors

FDA recommended the younger GA group be studied separately

The lower the GA (e.g. 26 weeks), the greater the incidence of complications of prematurity

- Respiratory failure
  - higher incidence and severity of RDS
  - greater surfactant deficiency
- Apnea of prematurity is more common
- Non-respiratory complications of prematurity, such as NEC and IVH are more common

Younger premature infants 26 to 28 week GA may require potentially higher doses of surfactant due to a greater level of surfactant deficiency and smaller inhalation volume

Phase 2a Trial in 26-28 Week Gestational Age (GA) – Trial Design

- Objectives:
  - Safety and tolerability
  - Physiological data assessment for data indicating that aerosolized KL4 surfactant is being delivered to the lung and potentially reducing or delaying nCPAP failure
- Design:
  - 30 min; 45 min (50 and 75 TPL mg/kg) - 8 active, 8 control per group
  - As needed, 60 min; 90 min (90 and 140 TPL mg/kg) - 8 active, 8 control per group
- Trial Conduct:


Dose group 1: 30 min
Safety Committee Review
Dose group 2: 45 min
Safety Committee Review; With safety and dose confirmed, begin to include in 2b Trial; Study dose group 3 if needed
Dose group 3: 60 min
Safety Committee Review; Study dose group 4 if needed
Dose group 4: 90 min

Phase 2a Trial in 26-28 Week Gestational Age (GA)
Enrollment Update

Trial has taken longer than initially expected:

- 26-28 week GA infants only represent an estimated 10% - 15% of RDS infants[1]
  - Greater proportion of these infants are quickly intubated (even in delivery room)
- Site start-up has taken longer than initially expected

Enrollment trends on track with previously announced adjusted timelines:

- Dose Group 2 – completed in September
- Dose Group 3 – ongoing
- Dose Group 4 – if needed

1. Windtree primary market research (2014) applied to IMS Midas data (2012); CDC National Vital Statistics, 2014; Healthcare Costs and Utilization Project (HCUP), 2013; Agency for Healthcare Research and Quality, 2012; Births by birth weight (CDC website). Represents U.S. only.

Phase 2a Trial in 26-28 Week Gestational Age (GA)

Safety and Tolerability Assessment for Two Dose Groups (30 and 45 min)[1]

- The safety and tolerability profile of AEROSURF® remains generally comparable to the nCPAP control group
- The adverse events and serious adverse events (SAE) seen were expected for this population and generally comparable between AEROSURF and nCPAP control group
- There was no pattern of increased adverse events or SAE with increasing doses of AEROSURF
- Based on Safety Review Committee review, this age group would meet the safety requirements to be included in the phase 2b trial

1. Preliminary and unaudited data

Phase 2a Trial in 26-28 Week Gestational Age (GA)

Observations to Date

- We have observed a positive early effect on prolonging the time to intubation but a more durable effect is needed to reduce nCPAP failure rates at 72 hours
- Other Observations
  - High nCPAP failure rates in the control group – in line with expectations
  - Small numbers thus far – 16 treated, 8 per dose
  - Site variability and complications of prematurity create a study background which can be somewhat challenging with small study patient numbers
- We have not yet identified the dose(s) necessary to support moving into phase 2b and beyond at this point

Phase 2a Trial in 26-28 Week Gestational Age (GA)

Time to nCPAP Failure for Two Dose Groups (30 and 45 min)[1]



Safety Review Committee
Protocol 03-CL-1401
Data: 10/17/2016
Time until nCPAP Failure - Total Active and Control
Subjects Not Fail (%)
1.00
0.80
0.60
0.40
0.20
0.00
0
12
24
36
48
60
72
Hours from Randomization
Treatment
Total Active (N=16)
nCPAP Only (N=16)

AEROSURF® doses of 30 and 45 minutes may have an early impact on prolonging time to nCPAP failure but a more durable effect is needed to reduce the rate of nCPAP failure rates at 72 hours

1. Preliminary and unaudited data

Lessons learned in the phase 2a trial in 29-34 week gestational age

- We observed a positive early effect on prolonging the time to intubation in all five dose groups
- While all doses delayed early intubation, the effect on rates of intubation were not observed in the first two dose groups
- The three higher dose groups (45, 60 and 90 min) resulted in a reduction in the rate of intubation at 72 hours and formed the basis for dose selection in the phase 2b trial
  - As noted, 26-28 week gestational age (GA) babies may potentially require higher doses to exhibit a similar effect
- We may potentially be seeing a similar pattern as we observed in our previous phase 2a trial in 29-34 week GA, however studying more patients at higher doses will provide the answer

Phase 2a Trial in 26-28 Week Gestational Age (GA)
Path Forward

Study is ongoing: Continue with more infants at the pre-designated higher dose(s)

- Continue dose finding and confirmation through dose group 3 (and possibly dose group 4)
  - Assessment after dose group 3 expected later this quarter / early next quarter
- We do not plan to include this 26-28 week GA sub-group in the ongoing Phase 2b
- We plan to study the 26-28 week GA sub-group in a blinded manner after obtaining data on the older premature infants in the ongoing phase 2b trial

Original Plan: Phase 2b Trial in 26-32 Week Gestational Age (GA)

Cohort	2b Study: up to 240 infants
29-32 week GA – approximately n=180	
26-28 wk GA – approx n=60	

- Objectives:
  - Provide evidence of efficacy on an acceptable endpoint
  - Identify dose regimens for phase 3 study
  - Provide estimation of effect size
- Design and Execution:
  - Blinded trial in approximately 50 centers globally
  - 25 min; 50 min (40 and 80 TPL mg/kg) + control; 80 infants per group
  - Up to 3 doses
  - Given the previous large 2a study experience and results, start with 29-32 week GA and later open to 26-28 week GA infants once safety and dose finding was completed in the ongoing phase 2a study in 26–28 week GA premature infants.
  - Top line results by the end of Q1 '17 from a pooled analysis of up to 240 infants

Phase 2b Trial Moving Forward

29-32 week GA – approximately n= 240

- Complete phase 2b with 29-32 week GA infants
  - focused solely on the larger market segment (older infants)
- Maintain current statistical power by continuing to study this group in up to 240 subjects:
  - Provides the opportunity for a stronger data set and statistically better results (as compared to ending the trial at 180 infants) to support future regulatory activity and potential business development and financing opportunities
- Trial execution extends approximately 90 days
- Top line results expected in mid-year 2017

Financial Update

- Cash and cash equivalents of $12.4 million as of September 30, 2016
  - Q3'16 net operating cash burn of $8.4 million offset by $0.4 million of net proceeds from financings under the at-the-market (ATM) facility (159.1K common shares at an average price of $2.64 per share)
- $25 million of long-term debt : $12.5 million due in February 2018 (subject to potential deferral) and in February 2019
- The Company anticipates that existing cash (before any additional financings) is sufficient to fund operations through February 2017
- The Company is in active discussions with respect to potential strategic and other transactions to secure additional capital and ensure adequate financial resources through phase 2b data with a modest cushion

Conference Call Summary

- Lung Deposition Study in Non-Human Primates
- AEROSURF® Phase 2a Study (26-28 week gestational age)
- AEROSURF Phase 2b Study
- Financial
- AEROSURF Fast Track designation

High Value-Creating Potential

WINDTREE THERAPEUTICS™

- ✓ Well characterized asset and target application in RDS
- ✓ Potentially transformative therapy for the important, acute neonatology market that has a clear unmet need and is growing
- ✓ Building data base of potential safety, clinical effect and benefit information
- ✓ Opportunity to build a positive health economic position
- ✓ Broad IP with the potential to build a pipeline of aerosolized surfactant therapies to address a variety of respiratory diseases
- ✓ Experienced management team focused on rigorous clinical execution and effective cash management
- ✓ Significant near-term milestones

Q&A



"Striving to deliver Hope for a Lifetime!"

WINDTREE THERAPEUTICS